Exhibit 10.49

SIXTH AMENDMENT TO SECURED CREDIT AGREEMENT

SIXTH AMENDMENT TO SECURED CREDIT AGREEMENT dated as of December 28, 2021 (this “Amendment”), by and among AiPharma Global Holdings LLC, a Delaware limited liability company (“DE Topco”), AIPHARMA HOLDINGS LIMITED, a company formed under the laws of the British Virgin Islands (“BVI Holdco”), and AIPHARMA ASIA LIMITED, a company formed under the laws of Hong Kong (“HK Opco” and together with DE Topco and BVI Holdco, individually and collectively, the “Borrower”), and Aditxt, Inc., a Delaware corporation (the “Lender”).

RECITALS

A.	Lender made a loan to Borrower pursuant to a Secured Credit Agreement, dated as of August 27, 2021 (as the same has been and may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.	Concurrently herewith, DE Topco and Lender are entering into a Share Exchange Agreement (the “Exchange Agreement”).

C.	Lender and Borrower desire to amend the Credit Agreement as provided for in the Exchange Agreement on the terms set forth herein.

In consideration of the mutual covenants and agreements herein contained and contained in the Transaction Agreement, the parties hereto agree as follows:

1.	Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment) without definition shall have the respective meanings assigned thereto in the Credit Agreement, or if not defined therein, as defined in the Transaction Agreement.

2.	Additional Defined Term. Section 1.01 of the Credit Agreement is hereby amended and supplemented to add the following additional defined term:

“Exchange Agreement” means the Share Exchange Agreement, dated as of December 28, 2021, between AiPharma Group Ltd., an exempted company incorporated under the laws of the Cayman Islands, and Lender, as the same may be amended from time to time.

3.	Amended Defined Terms. The following defined terms, as set forth in Section 1.01 of the Credit Agreement, are hereby amended and restated in their entirety to read as follows:

“Definitive Agreement” means the Exchange Agreement.

“Maturity Date” means the earlier to occur of (a) January 31, 2022, or (b) the termination of the Exchange Agreement pursuant to Section 7.1 thereof

4.	Borrowing Capacity. The parties hereto acknowledge and agree that there is no remaining Borrowing Capacity available hereunder and that the Lender has no further obligation to make loans to the Borrower.

5.	Miscellaneous Provisions. The provisions of Article VIII of the Credit Agreement are incorporated herein by this reference mutatis mutandis.

[Signature page follows]

Exh A-1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AIPHARMA GLOBAL HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Alessandro Gadotti
	Name:	Alessandro Gadotti
	Title:	Legal Representative / CEO

AIPHARMA HOLDINGS LIMITED,
a company formed under the laws of the British Virgin Islands

By:	/s/ Alessandro Gadotti
	Name:	Alessandro Gadotti
	Title:	Legal Representative / CEO

AIPHARMA ASIA LIMITED,
a company formed under the laws of Hong Kong

By:	/s/ Alessandro Gadotti
	Name:	Alessandro Gadotti
	Title:	Legal Representative / CEO

ADITXT, INC.,
a Delaware corporation

By:	/s/ Amro Albanna
	Name:	Amro Albanna
	Title:	CEO

Exh A-2